Investor Presentation As of December 31, 2022 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements and cause actual results to differ materially from those projected in such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this document or in other public statements of the Company or its senior management should be considered in light of those factors. Such factors may include the rate of growth (or lack thereof) in the economy generally and in the Company’s service areas; the impact of the current COVID-19 pandemic on the Company’s business, the Company’s customers, the communities that the Company serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus and protect against it, through vaccinations and otherwise, or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on the Company’s operations, liquidity and capital position and on the financial condition of the Company’s borrowers and other customers; the impact of changing accounting standards and tax laws on the Company’s allowance for loan losses and financial results; the impact of national and local market conditions on the Company’s business and operations; strong competition in the banking industry; the impact of changes in interest rates and monetary policy on the Company’s performance and financial condition; the pending discontinuation of LIBOR as an interest rate benchmark; the impact of technological changes in the banking and financial service industries and potential information system failures; cybersecurity and data privacy threats; the costs of complying with extensive governmental regulation; the possibility that acquisitions may not produce anticipated results and result in unforeseen integration difficulties; and other risk factors described from time to time in the Company’s public filings, including, but not limited to, the Company’s most recent Annual Report on Form 10-K. Relative to the Company’s dividend policy, the payment of cash dividends is subject to the discretion of the Board of Directors and will be determined in light of then-current conditions, including the Company’s earnings, leverage, operations, financial conditions, capital requirements and other factors deemed relevant by the Board of Directors. In the future, the Board of Directors may change the Company’s dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data presented herein have not been audited by FUSB’s independent registered public accounting firm.

Contents Corporate Profile..…………..……………………………..……………………………………...….…....5 Strategic Focus………………………………………………………………………………...……………8 4Q and Full-Year 2022 Highlights……...…..…………………….…………………..………….……....12 Loan Portfolio Trends………………………………………………………………………………………13 Recent Financial Trends………………….…........………………….……………….……….………….18 Risk Management – Capital, Liquidity and Market Sensitivity……...……………………….....….30 Appendix: Non-GAAP Reconciliation….……….....……………………………………………..……33

Company Founded: 1952 Headquarters: Birmingham, AL First US Bank: 15 Branches (1) / 2 LPOs Acceptance Loan Co: 0 Branches (2) Total Assets: $995 million Net Loans: $764 million Total Deposits: $870 million Exchange: Nasdaq: FUSB Stock price: $8.68 Tangible BV: $13.31 per share (3) Price to TBV: 65% (3) Market Cap: $50.5 million Annual Dividend: $0.14 (4) Dividend Yield: 1.61% Corporate Profile Information as of 12/31/2022 The Bank permanently closed four branch locations in September 2021. FUSB permanently closed all Acceptance Loan Company, Inc. (“ALC”) branches to the public in September 2021. See slide 9 for a summary of recent events regarding ALC. Calculations of tangible balances and measures are included in the Appendix. In 4Q2022, the Company raised its quarterly dividend to $0.05 per share from $0.03 per share

Corporate Profile Senior Leadership Team James F. House President and Chief Executive Officer Veteran banker with SouthTrust Bank for 31 years Business consultant 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues Florida Division President with BankTrust from 2009 to 2011 Tenure at FUSB began November 2011 Thomas S. Elley Senior Executive Vice President, Chief Financial Officer CPA holding various positions with Deloitte & Touche LLP over 13-year period Previous banking positions with Regions Financial Corp., Iberiabank Corp., and SouthTrust Bank Tenure at FUSB began October 2013 David P. McCullum Senior Executive Vice President, Commercial Lending Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years CPA Tenure at FUSB began July 2015 William C. Mitchell Senior Executive Vice President, Consumer Lending Veteran consumer lender with 32 years of lending experience CEO and President of Acceptance Loan Company, Inc. (Bank Subsidiary) from 2007 to 2019 Tenure at FUSB began May 1997 Phillip R. Wheat Senior Executive Vice President, Chief Information and Operations Officer Veteran IT and Operations manager with 32 years of experience Experienced in acquisitions, branding, cost mitigation, cyber security, and digital transformation Tenure at FUSB began April 2013 Eric H. Mabowitz Senior Executive Vice President, Chief Risk Officer Veteran Risk and Operations manager with 34 years of experience MBA Tenure at FUSB began March 2008

Corporate Profile First US Bank – Branch and LPO Location Map

` PRIMARY GOALS Grow EPS, ROA and ROE Consistent, diversified loan and deposit growth Adherence to strong credit culture Effective expense control – both interest and non-interest LENDING FOCUS EXPENSE CONTROL LONGER TERM GROWTH EFFORTS Superior organic growth in earning assets Adherence to commercial lending fundamentals: cash flow, debt service coverage and loan-to-value considerations Avoid speculative lending on land and development Minimal exposure to hotels/motels and dine-in restaurants Maintain continuous loan review and loan grading system Consumer lending focused on higher credit scores and geographic and product diversification Strategic Focus Objective: Increase franchise value Maintain strong core deposit franchise while being responsive to the interest rate environment Expand use of current digital offerings among customer base to optimize branch footprint Improve efficiency through process improvement and scale Grow loan production offices to levels that support limited branching Promote use of digital banking offerings to expanded customer base Consider acquisitions to enter new growth markets

Strategic Focus Update on Recent Strategic Initiatives Strategic Focus: In 2021, the Company undertook certain initiatives as part of a long-term strategy to reduce expenses, fortify asset quality, and focus the Company’s loan growth efforts. These initiatives included cessation of new business at the Bank’s wholly owned subsidiary, Acceptance Loan Company, Inc. (“ALC”), closure of certain Bank branches, and reorganizational efforts at the Bank aimed at improving processes and simplifying the Company’s business model. ALC Initiative: The most significant initiative undertaken was the cessation of new business development at ALC, and the permanent closure of ALC’s 20 branch lending locations in Alabama and Mississippi to the public, effective September 2021. ALC is continuing to service its remaining portfolio of loans from its headquarters in Mobile, Alabama. As of December 31, 2022, ALC’s loan portfolio, net of unearned interest and fees, totaled $20.2 million. This amount represents a reduction of 57.9% of total loans in ALC’s portfolio as of September 30, 2021, immediately following implementation of the business cessation strategy. Impact on Efficiency: The strategic initiatives have led to significant improvement in the Company’s operating efficiency through decreases in non-interest expense, including reductions in salaries and benefits, occupancy and equipment, and other expenses. Non-interest expense totaled $28.1 million for the year ended December 31, 2022, compared to $32.8 million for the year ended December 31, 2021, a reduction of 14.3%. As of December 31, 2022, the Company employed 155 full-time equivalent employees, compared to 175 as of December 31, 2021, and 259 as of June 30, 2021. While ALC’s loan portfolio has been reduced, the Company has maintained the majority of its net interest income through growth in the Bank’s other earnings asset categories. Net interest income totaled $36.9 million for year ended December 31, 2022, compared to $37.0 million for the year ended December 31, 2021. As 2022 progressed, efficiency continued to improve. The Company’s 4Q2022 efficiency ratio totaled 67.2%, compared to 73.2% in 4Q2021. Impact on Asset Quality: Historically, ALC’s loans have represented the Company’s portfolio with the highest level of credit losses. A key consideration in the decision to cease new business at ALC was to reduce the Company’s nonperforming assets and loan losses over time. During 2022, while the Company continued to earn revenue from ALC’s remaining loan portfolio, charge-offs on the portfolio also increased. For the year ended December 31, 2022, a total of $2.0 million in loan loss provisions were taken on ALC’s loans. The ultimate pay down of ALC’s portfolio is expected to have a favorable impact on the Company’s earnings as loan loss provision expense is reduced.

Strategic Focus Building and Maintaining a Diversified Balance Sheet Loan Composition as of 12/31/2022 Deposit Composition as of 12/31/2022

Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Quarter and Full-Year Earnings Improvement Diluted earnings per share (EPS) of $0.35 in 4Q2022, compared to $0.29 in 3Q2022 and $0.25 in 4Q2021 Diluted EPS of $1.06 in 2022, compared to $0.66 in 2021 Net interest margin totaled 4.27% in 4Q2022, up from 4.10% in both 3Q2022 and 4Q2021 Year-over-year earnings improvement driven by non-interest expense reduction resulting from strategic initiatives $4.7 million, or 14.3%, decrease in non-interest expense in 2022 compared to 2021 Increased provision for loan and lease losses related to ALC, including increased charge-offs, amid heightened economic concerns $3.3 million total provision in 2022, compared to $2.0 million in 2021 Of total 2022 provision expense, $2.0 million, or 59.5%, was associated with ALC’s declining loan portfolio Balance Sheet Trends Loan growth in 2022 of $64.2 million, or 9.0%, focused on consumer indirect, multi-family residential, 1-4 family residential, and CRE 2022 decrease in investment portfolio of $1.7 million, or 1.2% 2022 deposit growth of $31.9 million, or 3.8% Decrease in tangible book value as a percentage of tangible assets to 7.84% as of December 31, 2022, compared to 8.63% as of December 31, 2021 Decline due primarily to valuation decrease in available for sale portfolio amid rising interest rate environment No other-than-temporary impairment was identified in the portfolio as of December 31, 2022 Share Repurchases Completed repurchase of 412,400 shares of the Company’s common stock during the year ended December 31, 2022 Weighted average price of $10.87 per share 4Q and Full-Year 2022 Highlights

Loan Portfolio Trends Quarterly Growth by Category

Loan Portfolio Trends Non-Residential CRE and Construction Portfolio Breakdown Non-Residential CRE Breakdown as of 12/31/2022 Dollars in thousands Construction Breakdown as of 12/31/2022

Loan Portfolio Trends Indirect Portfolio Significant growth since 2020 due to state expansion and consumer choices during the pandemic Average yield of 5.59% in 4Q2022 Weighted average credit score 764 as of 12/31/22 Enhanced geographic diversification of the loan portfolio This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats, horse trailers and cargo trailers. Indirect Lending Currently Conducted in 12 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina Oklahoma South Carolina Tennessee Texas Virginia

Loan Portfolio Trends Indirect Portfolio Breakdown Indirect by Collateral as of 12/31/2022(1) Indirect by State as of 12/31/2022(1)(2) (1) Dollars in thousands (2) Represents state in which the participating dealer operates

Loan Portfolio Trends Asset Quality – Increase in charge-offs at ALC contributed to additional loan loss provisions 5 Quarter Annualized Net Charge-offs

Recent Financial Trends 5 Quarter Annualized Margin Report (1) Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits

Recent Financial Trends Asset Quality – Nonperforming Assets and Nonperforming Loans Nonperforming Assets (1) Nonperforming Loans (2) Nonperforming Assets: Nonaccrual loans & OREO Nonperforming Loans: Nonaccrual loans

Recent Financial Trends Profitability Metrics – 5 Quarter Trend (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Profitability Metrics – 5 Year Trend (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Balance Sheet Metrics – 5 Quarter Trend

Recent Financial Trends Balance Sheet Metrics – 5 Year Trend

Recent Financial Trends Non-interest Income and Expense – 5 Quarter Trend Non-interest Income Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees Non-interest Expense

Recent Financial Trends Non-interest Income and Expense – 5 Year Trend Non-interest Income Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees Non-interest Expense

Recent Financial Trends Share Price vs. Tangible Book Value (65% as of 12/31/2022)(1) (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Selected Financial Data (1) Calculations of tangible balances and measures are included in the Appendix (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Recent Financial Trends Selected Balance Sheet Information (dollars in thousands) The decrease in shareholder’s equity in 2022 resulted primarily from the decrease in valuations of available-for-sale investment securities, recorded net of tax in accumulated other comprehensive income, resulting from the increasing interest rate environment, as well as repurchases of the Company’s common stock during the year.

Recent Financial Trends Income Statements (dollars in thousands, except per share data)

Risk Management Equity Capital – 5 Quarter Trend (1) Calculations of tangible balances and measures are included in the Appendix.

Risk Management Managing Investment Risk and Liquidity Investment Portfolio Composition (Book Value) As of 12/31/2022 Summary of Securities Portfolio The portfolio is structured with relatively short expected average lives in order to enhance liquidity Weighted average book yield was 2.10% in 4Q2022 Expected average life of securities in the portfolio is 3.5 years 98.6% of the portfolio is available for sale; 1.4% is HTM 82.7% of the portfolio is fixed; 17.3% of the portfolio is floating (1) As of December 31, 2022, the available unused line of credit with the FHLB was $246.8 million. The line of credit may only be accessed to the extent that underlying collateral in the form of eligible loans or investment securities is pledged to the FHLB.

Risk Management Interest Rate Sensitivity The following table summarizes the forecasted impact on net interest margin and net interest income using a base case scenario given upward and downward movements in interest rates of 100, 200 and 300 basis points (“bps”) based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates. Estimates are as of December 31, 2022, and are based on economic conditions at that time, historical interest rate cycles and other factors deemed to be relevant.

Appendix Non-GAAP Reconciliations

Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data) (1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders’ equity (c)

Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200